UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22121

PIMCO Income Opportunity Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2009

Date of reporting period:	October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORT TO SHAREHOLDERS

Contents

Letter to Shareholders	1

Fund Insights/Performance & Statistics	2-3

Schedule of Investments	4-12

Statement of Assets and Liabilities	13

Statement of Operations	14

Statement of Changes in Net Assets	15

Statement of Cash Flows	16

Notes to Financial Statements	17-30

Financial Highlights	31

Report of Independent Registered Public Accounting Firm	32

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	33-34

Annual Shareholder Meeting Results/Changes to the Fund’s Investment Policies/Changes to the Fund’s Board of Trustees	35-36

Privacy Policy/Proxy Voting Policies & Procedures	37

Dividend Reinvestment Plan	38

Board of Trustees	39-40

Fund Officers	41

PIMCO Income Opportunity Fund Letter to Shareholders

December 15, 2009

Dear Shareholder:

Please find enclosed the annual report for PIMCO Income Opportunity Fund (the “Fund”) for the fiscal year ended October 31, 2009.

The U.S. bond market provided positive returns during the fiscal year amid subdued inflationary pressures and adequate, government-supplied liquidity. In this environment, investors showed new enthusiasm for riskier assets, causing corporate bonds to significantly outperform U.S. Treasury and agency issues. The unmanaged Barclays Capital U.S. Credit Index returned 27.58% and the unmanaged Barclays Capital High Yield Index returned 55.21% during the fiscal 12-month period ended October 31, 2009, outperforming the unmanaged Barclays Capital Government Bond Index, which returned 7.05%. The broad bond market, as represented by the unmanaged Barclays Capital U.S. Aggregate Index, returned 13.79%.

The Federal Reserve (the “Fed”) and U.S. Treasury Department moved aggressively during the fiscal year to inject liquidity into the banking system. The Fed held the Federal Funds rate to a historic low target of 0% - 0.25% from December 2008 through October 31, 2009. In addition, the central bank continued to pursue a policy of quantitative easing, purchasing securities from banks in order to add to the supply of cash available for lending.

On December 15, 2009 the Fund’s investment manager announced the policy of the Fund limiting investments in below investment grade securities has been rescinded such that the Fund may now invest without limit in securities that are, at the time of purchase, rated below investment grade or unrated but judged by the Fund’s sub-adviser to be of comparable quality, and may invest without limit in securities of any rating. Previously, the Fund could invest without limit in below investment grade securities and up to 15% of its total assets in securities below B. The Fund’s Board of Trustees formally approved these policy changes based on the recommendation from the investment manager and the sub-adviser that these revised policies and expanded guidelines will afford the Fund greater investment flexibility in seeking to achieve its investment objective. A press release that includes further information on this action, including more detailed descriptions of the potential benefits and risks, is available on our web site www.allianzinvestors.com/closedendfunds.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources are available on our web site.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

10.31.09 | PIMCO Income Opportunity Fund Annual Report 1

PIMCO Income Opportunity Fund Fund Insights/Performance & Statistics

October 31, 2009 (unaudited)

•	For the fiscal year ended October 31, 2009, PIMCO Income Opportunity Fund (the “Fund”) returned 35.13% on net asset value (“NAV”) and 31.54% on market price.

•	The Fund’s exposure to the insurance sector, particularly life insurance issuers, enhanced performance as these credits outpaced the market and most other sectors during the 12-month reporting period.

•

The Fund’s allocation to banking issues contributed positively to performance, as government policy support and improved economic conditions substantially contributed to banking issuers’ profits and risk profiles.

•

Allocation to asset-backed securities benefited the Fund’s returns from a diversification stand point but detracted from performance, as these issues trailed the returns of corporate credit debt during the 12-month period.

•	Exposure to commercial mortgage-backed securities (“CMBS”) detracted from performance. CMBS issues underperformed corporate bonds, despite posting strong double digit gains during the fiscal year.

•	A tactical allocation to emerging market external debt contributed positively to performance, amid improved market sentiment and an increase in investor risk appetites.

•

The Fund’s exposure to high-yield bonds boosted returns as this lower quality debt class generated very strong gains, on improved liquidity, intensified demand for risky assets, and increased corporate earnings during the period.

•

The Fund’s weighting in communication bonds with an emphasis on wireless and media non-cable credits enhanced relative performance as these issues outperformed during the fiscal year ended October 31, 2009.

2 PIMCO Income Opportunity Fund Annual Report | 10.31.09

PIMCO Income Opportunity Fund Fund Insights/Performance & Statistics

October 31, 2009 (unaudited) (continued)

Total Return(1):	Market Price	Net Asset Value (“NAV”)
1 Year	31.54%	35.13%
Commencement of Operations (11/30/07) to 10/31/09	1.65%	4.90%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (11/30/07) to 10/31/09	Market Price	$21.08
NAV	NAV	$21.40
Market Price	Discount to NAV	(1.50)%
	Market Price Yield(2)	5.76%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value (“NAV”) or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions if any, have been reinvested. Total return for a period of less than one year is not annualized. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of ordinary income) payable to shareholders by the market price per share at October 31, 2009.

10.31.09 | PIMCO Income Opportunity Fund Annual Report 3

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
MORTGAGE-BACKED SECURITIES — 54.6%

$1,541	American Home Mortgage Assets, 1.678%, 11/25/46, CMO, FRN	Caa1/BB-	$680,525
798	Banc of America Alternative Loan Trust, 6.25%, 1/25/37, CMO	Ca/NR	409,588
	Banc of America Commercial Mortgage, Inc., CMO,
2,600	5.658%, 6/10/49, VRN	Aaa/A-	2,188,209
3,000	5.889%, 7/10/44, VRN	NR/A+	2,761,159
892	5.918%, 4/11/36 (a)(d)	NR/AA-	651,508
	Banc of America Funding Corp., CMO,
608	4.069%, 12/20/36, VRN	A3/AAA	595,285
2,701	5.918%, 10/20/46, FRN	NR/CCC	1,524,929
5,000	Banc of America Large Loan, Inc., 0.995%, 8/15/29, CMO, FRN (a)(d)	Aaa/AA	3,229,346
	Banc of America Mortgage Securities, Inc., CMO,
330	4.706%, 6/25/35, FRN	Baa3/NR	275,248
876	4.788%, 5/25/35, FRN	B3/NR	708,735
3,845	5.186%, 6/25/35, FRN	Ba3/NR	3,113,241
1,639	5.75%, 8/25/34	NR/AAA	1,289,747
	Bear Stearns Adjustable Rate Mortgage Trust, CMO,
453	3.831%, 10/25/36, VRN	NR/B-	291,642
2,343	4.769%, 5/25/34, FRN	A2/AAA	2,115,825
1,126	5.351%, 3/25/35, VRN	Aa2/AA-	818,896
	Bear Stearns Alt-A Trust, CMO,
4,764	0.404%, 6/25/46, FRN	Caa3/CCC	2,297,718
1,541	0.844%, 6/25/34, FRN	A3/AAA	1,097,671
1,451	4.323%, 9/25/34, VRN	A2/AAA	992,945
743	5.487%, 7/25/35, FRN	Ba1/CCC	517,793
157	5.641%, 11/25/35, VRN	B1/CCC	105,682
8,000	5.716%, 8/25/36, VRN	Caa3/NR	3,076,551
773	5.883%, 5/25/36, VRN	Caa2/CCC	435,617
1,390	6.25%, 8/25/36, VRN	Caa2/CCC	932,728
	Bear Stearns Commercial Mortgage Securities, CMO,
2,438	0.355%, 3/15/19, FRN (a)(d)	Aaa/AA	2,045,250
4,200	5.719%, 6/11/40, VRN	Aaa/NR	4,006,551
1,519	7.00%, 5/20/30, VRN	Aaa/AAA	1,712,854
1,364	Citigroup Mortgage Loan Trust, Inc., 5.244%, 3/25/37, CMO, VRN	NR/CCC	877,038
5,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49, CMO	Aaa/A-	4,949,859
2,030	Commercial Mortgage Pass Through Certificates, 5.306%, 12/10/46, CMO	Aaa/NR	1,849,409
	Countrywide Alternative Loan Trust, CMO,
954	0.44%, 12/20/46, FRN	Caa1/CCC	484,489
4,854	0.574%, 11/20/35, FRN	Caa1/CCC	2,606,967
4,950	0.594%, 5/25/36, FRN	B3/CCC	2,802,910
824	6.00%, 11/25/35	Caa2/CCC	628,620
2,407	6.00%, 4/25/37	NR/CCC	1,636,864
992	6.25%, 8/25/37	Caa1/CCC	503,086
2,453	6.50%, 7/25/35	Ba1/B	1,337,118
1,469	6.50%, 6/25/36	Caa2/NR	814,701
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
1,980	0.564%, 3/25/35, FRN	A1/AAA	1,102,737
824	3.859%, 6/20/35, VRN	Ba2/BBB-	524,348
169	4.011%, 8/25/34, VRN	Ba1/BB	119,139
441	5.213%, 11/25/35, FRN	NR/CCC	304,300

4 PIMCO Income Opportunity Fund Annual Report | 10.31.09

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Credit Suisse First Boston Mortgage Securities Corp., CMO,
$985	0.894%, 3/25/34, FRN	Aa2/AA+	$836,932
3,494	7.50%, 5/25/32	Aaa/AAA	3,124,252
	Credit Suisse Mortgage Capital Certificates, CMO,
950	5.896%, 4/25/36	Caa1/CCC	642,294
828	6.50%, 5/25/36	Caa2/CCC	433,733
950	6.50%, 7/26/36	NR/AAA	593,679
1,508	Deutsche ALT-A Securities, Inc., 0.394%, 2/25/47, CMO, FRN	Caa1/CCC	728,722
2,835	Deutsche Mortgage Securities, Inc., 5.50%, 9/25/33, CMO	Aaa/AAA	2,644,937
2,103	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.425%, 4/19/48, CMO, FRN	B3/AA+	530,848
	First Horizon Alternative Mortgage Securities, CMO, FRN,
480	3.629%, 2/25/36	Ba1/CCC	286,527
743	5.384%, 8/25/35	B1/B-	181,910
	First Horizon Asset Securities, Inc., CMO, FRN,
1,265	5.481%, 1/25/37	NR/CCC	979,754
426	5.866%, 7/25/37	NR/CCC	311,026
	GMAC Mortgage Corp. Loan Trust, CMO, FRN,
806	4.531%, 6/25/34	NR/AAA	511,926
516	4.676%, 6/25/34	NR/AAA	459,182
2,751	Greenpoint Mortgage Funding Trust, 0.424%, 1/25/37, CMO, FRN	Ba1/A-	1,405,230
	Greenwich Capital Commercial Funding Corp., CMO,
333	4.791%, 4/10/37	Aaa/AAA	334,705
3,000	5.224%, 4/10/37, VRN	Aaa/AA+	2,903,675
3,000	5.444%, 3/10/39	Aaa/AAA	2,683,731
	GSR Mortgage Loan Trust, CMO, VRN,
89	4.794%, 12/25/34	Baa3/AAA	67,368
4,833	5.166%, 1/25/36	NR/BB	3,663,034
	Harborview Mortgage Loan Trust, CMO,
4,654	0.435%, 2/19/46, FRN	Baa3/AAA	2,239,522
873	5.75%, 8/19/36, VRN	NR/CCC	517,573
1,971	Indymac INDA Mortgage Loan Trust, 5.201%, 12/25/36, CMO, VRN	Caa1/CCC	1,246,220
	Indymac Index Mortgage Loan Trust, CMO, VRN
314	5.691%, 5/25/37	Caa3/CCC	166,603
3,000	5.874%, 11/25/36	Caa1/BBB	2,094,458
2,080	JPMorgan Alternative Loan Trust, 5.50%, 11/25/36, CMO, VRN	Ba3/BBB+	1,760,457
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
5,000	0.695%, 7/15/19, FRN (a)(b)(d)	Aa2/NR	3,499,098
3,000	5.42%, 1/15/49	Aaa/NR	2,634,731
100	5.794%, 2/12/51, VRN	Aaa/A+	90,870
3,000	5.818%, 6/15/49, VRN	Aaa/A-	2,770,097
1,150	5.833%, 2/15/51, VRN	Aaa/A-	1,115,271
	JPMorgan Mortgage Trust, CMO, VRN,
990	4.775%, 7/25/35	B3/AA	922,001
3,000	4.949%, 11/25/35	B2/BBB	2,177,760
1,312	5.382%, 6/25/37	NR/CCC	862,875
500	LB Commercial Conduit Mortgage Trust, 5.950%, 7/15/44, CMO, VRN	Aaa/A	411,659
	LB-UBS Commercial Mortgage Trust, CMO,
1,277	5.347%, 11/15/38	NR/AAA	1,227,943
2,000	5.43%, 2/15/40	NR/A+	1,700,880

10.31.09 | PIMCO Income Opportunity Fund Annual Report 5

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	MASTR Adjustable Rate Mortgage Trust, CMO,
$1,348	1.661%, 1/25/47, FRN	Caa2/CCC	$342,384
1,710	4.099%, 10/25/34, VRN	NR/AAA	1,348,061
117	4.420%, 12/25/33, FRN	A1/AAA	80,379
210	4.875%, 1/25/34, FRN	Aaa/AAA	185,646
3,000	Merrill Lynch Mortgage Trust, 4.864%, 8/12/39, CMO, VRN	Aaa/NR	2,826,352
842	MLCC Mortgage Investors, Inc., 5.827%, 5/25/36, CMO, FRN	Aa2/AAA	765,803
	Morgan Stanley Capital I, CMO,
2,880	5.385%, 3/12/44, VRN	Aaa/AAA	2,848,079
645	5.569%, 12/15/44	NR/A+	557,047
3,000	5.692%, 4/15/49, VRN	Aaa/A-	2,549,658
	Morgan Stanley Mortgage Loan Trust, CMO,
793	4.406%, 1/25/35, VRN	NR/A	110,185
1,257	5.75%, 12/25/35	Caa1/CCC	756,895
2,000	Prudential Securities Secured Financing Corp., 6.755%, 6/16/31, CMO, VRN (a)(d)	NR/NR	1,928,760
	Residential Accredit Loans, Inc., CMO,
735	0.424%, 6/25/46, FRN	Caa1/CCC	289,137
1,671	0.574%, 4/25/37, FRN	Caa3/CCC	661,543
1,670	6.00%, 8/25/35	NR/B-	1,241,357
1,524	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	NR/CCC	1,119,864
1,203	Residential Funding Mortgage Securities I, 5.769%, 7/27/37, CMO, VRN	NR/CCC	820,282
1,954	Salomon Brothers Mortgage Securities VII, Inc., 6.50%, 2/25/29, CMO	NR/AAA	1,709,637
	Sequoia Mortgage Trust, CMO, FRN,
2,668	0.445%, 7/20/36	Ba3/AAA	1,984,072
3,876	0.465%, 3/20/35	Aa1/AAA	2,604,239
69	Structured Adjustable Rate Mortgage Loan Trust, 3.497%, 8/25/34, CMO, VRN	A3/AAA	61,015
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
116	0.444%, 9/25/47	Aa3/AAA	107,275
199	0.474%, 5/25/45	Ba1/AAA	110,627
1,205	0.575%, 10/19/34	Aa1/AAA	980,599
	Structured Asset Securities Corp., CMO,
3,406	0.744%, 5/25/33, FRN	NR/AAA	2,481,434
1,257	3.811%, 1/25/34, VRN	A2/AAA	976,288
863	TBW Mortgage Backed Pass Through Certificates, 6.00%, 7/25/36, CMO	NR/CCC	538,246
	Wachovia Bank Commercial Mortgage Trust, CMO,
664	0.335%, 9/15/21, FRN (a)(d)	Aaa/AAA	583,406
5,000	0.365%, 9/15/21, FRN (a)(d)	A1/AAA	3,693,181
3,490	5.740%, 5/15/43, VRN	Aaa/NR	3,551,462
	WaMu Mortgage Pass Through Certificates, CMO,
94	0.534%, 10/25/45, FRN	Aa2/AAA	69,586
5,022	2.912%, 7/25/46, FRN	Ba2/AAA	2,904,896
295	3.766%, 3/25/33, FRN	Aaa/AAA	260,654
1,933	5.587%, 3/25/37, VRN	NR/CCC	1,315,215
5,177	5.619%, 6/25/37, FRN	NR/CCC	3,529,931
2,461	5.672%, 2/25/37, VRN	NR/CCC	1,622,187
4,101	5.823%, 7/25/37, FRN	NR/CCC	2,943,516
2,432	5.833%, 2/25/37, FRN	NR/CCC	1,653,441

6 PIMCO Income Opportunity Fund Annual Report | 10.31.09

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

$5,074	Washington Mutual Alternative Mortgage Pass Through Certificates, 5.50%, 7/25/35, CMO	Baa3/AAA	$3,182,249
141	Washington Mutual MSC Mortgage Pass Through Certificates, 4.279%, 6/25/33, CMO, FRN	Aaa/AAA	128,439
	Wells Fargo Mortgage Backed Securities Trust, CMO,
1,790	0.744%, 7/25/37, FRN	B2/NR	1,083,946
214	5.240%, 4/25/36, VRN	NR/BBB+	176,855
124	5.240%, 4/25/36, VRN	NR/B	105,602
179	5.50%, 1/25/36	B3/NR	116,940
971	5.556%, 7/25/36, FRN	NR/CCC	742,236
332	5.667%, 10/25/36, FRN	B3/NR	241,394
120	5.750%, 9/25/36, FRN	NR/CCC	93,257
3,457	6.027%, 9/25/36, FRN	B3/NR	2,675,999
118	6.067%, 10/25/36, FRN	Caa1/NR	87,699
Total Mortgage-Backed Securities (cost-$162,635,256)			167,925,266

CORPORATE BONDS & NOTES – 49.7%

Airlines – 6.2%
	American Airlines Pass Through Trust,
8,957	6.817%, 11/23/12 (i)	B2/BB-	8,553,935
1,474	8.608%, 10/1/12	Ba3/BB-	1,363,450
2,500	American Airlines, Inc., 10.50%, 10/15/12 (a)(d)	B2/B	2,575,000
	Continental Airlines, Inc.,
1,157	7.707%, 10/2/22 (i)	Baa2/BBB	1,093,016
1,334	8.048%, 5/1/22	Baa2/BBB	1,320,366
1,093	Northwest Airlines, Inc., 1.175%, 11/20/15, FRN, MBIA (i)	Baa2/BBB-	918,541
306	United Air Lines Pass Through Trust, 7.73%, 1/1/12	Ba3/BBB-	302,923
3,000	United Air Lines, Inc., 10.40%, 5/1/18	Ba1/BBB	3,060,000
			19,187,231
Banking – 4.8%
1,000	American Express Bank FSB, 0.374%, 5/29/12, FRN (i)	A2/BBB+	956,033
	Barclays Bank PLC,
3,000	6.05%, 12/4/17 (a)(d)(i)	Baa1/A	3,059,340
£900	14.00%, 6/15/19 (g)	Baa2/BBB+	1,950,823
$6,875	Rabobank Nederland NV, 11.00%, 6/30/19 (a)(d)(g)(i)	Aa2/AA-	8,652,799
			14,618,995
Energy – 3.4%
5,000	Kinder Morgan Energy Partners L.P., 6.50%, 9/1/39 (i)	Baa2/BBB	5,109,655
4,500	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)(i)	Baa3/BBB-	5,222,903
			10,332,558
Financial Services – 25.6%
1,000	American Express Credit Corp., 0.405%, 6/16/11, FRN (i)	A2/BBB+	977,159
2,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(i)	Baa3/BBB	2,015,962
2,360	CIT Group, Inc., 0.704%, 2/13/12, FRN (j)	Ca/CC	1,525,683
9,000	Citigroup, Inc., 5.00%, 9/15/14 (i)	Baa1/A-	8,883,450
	Ford Motor Credit Co. LLC,
3,000	3.034%, 1/13/12, FRN	Caa1/CCC+	2,673,750
6,500	7.25%, 10/25/11 (i)	Caa1/CCC+	6,378,086
4,600	7.80%, 6/1/12 (i)	Caa1/CCC+	4,506,753
2,525	9.875%, 8/10/11	Caa1/CCC+	2,583,979
4,000	General Electric Capital Corp., 6.875%, 1/10/39 (i)	Aa2/AA+	4,324,612

10.31.09 | PIMCO Income Opportunity Fund Annual Report 7

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
	GMAC, Inc.,
$4,500	6.625%, 5/15/12	Ca/CCC	$4,236,102
1,850	6.75%, 12/1/14	Ca/CCC	1,678,975
2,500	6.875%, 9/15/11	Ca/CCC	2,399,650
2,000	7.25%, 3/2/11	Ca/CCC	1,965,910
€2,000	Green Valley Ltd., 4.343%, 1/10/11, FRN (a)(b)(d)	NR/BB+	2,846,952
	International Lease Finance Corp. (i),
$8,150	4.75%, 1/13/12	Baa3/BBB+	6,682,087
4,900	4.95%, 2/1/11	Baa3/BBB+	4,432,658
8,000	5.45%, 3/24/11	Baa3/BBB+	7,126,816
	Morgan Stanley, FRN,
2,500	0.764%, 10/15/15 (i)	A2/A	2,304,298
AUD 2,300	3.817%, 3/1/13	A2/A	1,953,769
	SLM Corp.,
$220	0.353%, 6/15/13, FRN	Ba1/BBB-	141,902
200	0.353%, 12/15/13, FRN	Ba1/BBB-	132,242
940	0.512%, 10/25/11, FRN (i)	Ba1/BBB-	815,281
€3,000	4.75%, 3/17/14	Ba1/BBB-	3,607,477
$3,000	8.45%, 6/15/18	Ba1/BBB-	2,645,034
2,500	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (g)(i)	A1/BBB-	1,997,500
			78,836,087
Healthcare & Hospitals – 1.0%
3,000	HCA, Inc., 8.50%, 4/15/19 (a)(d)	Ba3/BB	3,195,000

Hotels/Gaming – 1.6%
6,213	Times Square Hotel Trust, 8.528%, 8/1/26 (a)(b)(d)	Baa3/BB	5,009,733

Insurance – 4.1%
	American International Group, Inc.,
2,000	0.394%, 10/18/11, FRN (i)	A3/A-	1,757,030
2,700	5.85%, 1/16/18 (i)	A3/A-	2,035,895
4,000	8.175%, 5/15/68, (converts to FRN on 5/15/38) (i)	Ba2/BBB	2,430,000
6,400	8.25%, 8/15/18 (i)	A3/A-	5,459,334
£1,150	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB	1,071,016
			12,753,275
Software – 0.6%
$2,000	First Data Corp., 9.875%, 9/24/15	Caa1/B-	1,855,000

Telecommunications – 1.3%
2,000	Frontier Communications Corp., 9.00%, 8/15/31	Ba2/BB	1,985,000
2,000	Qwest Communications International, Inc., 7.50%, 2/15/14	Ba3/B+	1,970,000
			3,955,000
Tobacco – 1.1%
3,000	Reynolds American, Inc., 7.25%, 6/1/13 (i)	Baa3/BBB	3,272,493
Total Corporate Bonds & Notes (cost-$139,514,604)			153,015,372

U.S. GOVERNMENT AGENCY SECURITIES – 29.8%

Freddie Mac – 1.9%
2,728	0.334%, 4/7/11, FRN (h)	Aaa/AAA	2,732,878
180	0.352%, 5/5/11, FRN (h)	Aaa/AAA	179,865
1,884	0.379%, 3/9/11, FRN (h)	Aaa/AAA	1,887,879
282	0.389%, 5/4/11, FRN (h)	Aaa/AAA	282,294
280	0.402%, 8/5/11, FRN (h)	Aaa/AAA	279,950
370	6.00%, 4/15/36, CMO	Aaa/AAA	396,897
			5,759,763

8 PIMCO Income Opportunity Fund Annual Report | 10.31.09

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Ginnie Mae – 27.9%
$72,000	6.00%, MBS, TBA (e)	Aaa/AAA	$76,421,232
315	6.50%, 11/15/37, MBS (i)	Aaa/AAA	335,234
5,107	6.50%, 5/15/38, MBS (i)	Aaa/AAA	5,434,305
924	6.50%, 6/15/38, MBS (i)	Aaa/AAA	983,881
1,798	6.50%, 7/15/38, MBS (i)	Aaa/AAA	1,913,318
169	6.50%, 8/15/38, MBS (i)	Aaa/AAA	179,770
585	6.50%, 9/15/38, MBS (i)	Aaa/AAA	622,367
			85,890,107
Total U.S. Government Agency Securities (cost-$91,446,255)			91,649,870

ASSET-BACKED SECURITIES – 11.3%
1,016	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	Caa2/NR	833,165
870	American Express Credit Account Master Trust, 0.525%, 3/17/14, FRN (a)(d)	Baa2/BBB+	833,294
2,220	Asset-Backed Funding Certificates, 0.794%, 8/25/33, FRN	Aa2/AA	1,575,404
1,913	Bear Stearns Asset Backed Securities Trust, 4.558%, 7/25/36, VRN	NR/AA	1,108,698
1,431	Bear Stearns Second Lien Trust, 0.464%, 12/25/36, FRN (a)(d)	B3/B	831,800
	Conseco Finance Securitizations Corp.,
2,005	7.27%, 9/1/31	Caa1/B-	1,907,196
721	7.96%, 2/1/32	Ca/CCC-	600,724
358	7.97%, 5/1/32	Ca/CCC-	277,454
4,163	8.06%, 5/1/31	Ca/NR	3,330,247
	Conseco Financial Corp.,
62	6.11%, 9/1/23	NR/B-	62,030
396	6.22%, 3/1/30	NR/BBB	370,888
494	6.33%, 11/1/29, VRN	Baa2/NR	466,811
309	6.53%, 2/1/31, VRN	NR/B-	234,342
347	6.86%, 3/15/28	A2/NR	347,829
461	7.05%, 1/15/27	B3/B	342,836
1,654	7.14%, 3/15/28	Baa1/NR	1,662,188
1,211	7.24%, 6/15/28, VRN	Baa1/NR	1,219,369
1,500	7.40%, 6/15/27	A2/AA	1,531,474
233	7.65%, 10/15/27, VRN	Aa1/AAA	232,269
	Countrywide Asset-Backed Certificates,
1,593	0.584%, 12/25/36, FRN (a)(d)	NR/A	604,686
283	4.693%, 10/25/35, VRN	Aa1/AAA	229,467
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	Ca/NR	795,315
597	GSAA Trust, 0.514%, 6/25/35, FRN	Aa3/AAA	363,395
267	Home Equity Asset Trust, 2.644%, 10/25/33, FRN	Ba1/B-	193,562
	JPMorgan Mortgage Acquisition Corp., FRN,
314	0.294%, 7/25/36	Aaa/AAA	304,836
378	0.294%, 10/25/36	A2/AAA	346,581
36	0.324%, 8/25/36	Ba3/CCC	29,490
730	Long Beach Mortgage Loan Trust, 2.719%, 3/25/32, FRN	B3/NR	188,282
2,955	Loomis Sayles, 0.512%, 10/26/20, CLO, FRN (a)(d)	Aa1/AAA	2,484,747
	MASTR Asset Backed Securities Trust,
1,000	0.614%, 6/25/35, FRN	Aaa/AAA	740,210
1,074	5.233%, 11/25/35	Ba2/AAA	970,108

10.31.09 | PIMCO Income Opportunity Fund Annual Report 9

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

$541	Morgan Stanley ABS Capital I, 0.424%, 1/25/36, FRN	Baa2/B-	$446,876
	Oakwood Mortgage Investors, Inc.,
49	0.475%, 5/15/13, FRN	Caa1/BB-	27,701
2,397	8.00%, 10/15/26	NR/AAA	2,119,415
5,000	Origen Manufactured Housing, 7.65%, 3/15/32	B2/NR	4,396,653
1,861	Popular ABS Mortgage Pass Through Trust, 0.524%, 7/25/35, FRN	Aaa/AAA	1,146,107
1,104	Quest Trust, 1.144%, 6/25/34, FRN (a)(d)	Aa2/AA	1,061,475
618	Specialty Underwriting & Residential Finance, 0.494%, 9/25/36, FRN	Baa1/A	513,848
314	Wachovia Asset Securitization, Inc., 0.674%, 12/25/32, FRN	Baa2/A	202,761
Total Asset-Backed Securities (cost-$32,926,871)			34,933,533

CONVERTIBLE PREFERRED STOCK – 4.2%

Shares

Banking – 4.2%
14,500	Wells Fargo & Co., 7.50%, 12/31/49, Ser. L (g) (cost-$9,203,226)	Ba3/A-	13,050,000

SENIOR LOANS (a)(c) – 1.6%

Principal Amount (000)

Computer Services – 0.5%
	First Data Corp., Term B,
$1,803	2.994%, 9/24/14		1,553,550
103	3.033%, 9/24/14		88,493
55	3.036%, 9/24/14		47,232
			1,689,275
Financial Services – 0.7%
2,000	CIT Group, Inc., 9.75%, 1/18/12, Term A (b)(j)		1,988,750

Printing/Publishing – 0.1%
515	Tribune Co., 5.00%, 6/4/09, Term X (b)(f)		239,803

Telecommunications – 0.3%
1,917	Verizon IDEARC, Inc., 4.25%, 11/17/14, Term B (f)		876,729
Total Senior Loans (cost-$6,130,505)			4,794,557

U.S. TREASURY NOTES (h) – 0.9%
	U.S. Treasury Notes,
1,213	1.00%, 7/31/11		1,219,256
286	1.00%, 8/31/11		287,173
1,153	1.00%, 9/30/11		1,156,694
Total U.S. Treasury Notes (cost-$2,658,192)			2,663,123

10 PIMCO Income Opportunity Fund Annual Report | 10.31.09

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

MUNICIPAL BONDS – 0.8%

West Virginia – 0.8%
$3,080	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$2,952,282)	Baa3/BBB	$2,340,400

PREFERRED STOCK – 0.2%

Shares

Financial Services – 0.2%
	SLM Corp., CPI-Linked MTN, Series A, FRN,
32,400	0.00%, 3/15/17	Ba1/BBB-	438,858
8,500	0.00%, 1/16/18	Ba1/NR	113,581
Total Preferred Stock (cost-$460,125)			552,439

SHORT-TERM INVESTMENTS – 10.3%

Principal Amount (000)

Corporate Notes – 7.9%

Financial Services – 7.9%
$4,908	American General Finance Corp., 4.875%, 5/15/10 (i)	Baa3/BB+	4,749,550
	GMAC, Inc. (i),
5,000	7.75%, 1/19/10	Ca/CCC	5,004,195
7,500	7.75%, 1/19/10 (a)(d)	Ca/CCC	7,518,750
RUB 165,000	GPB Eurobond Finance PLC for Gazprombank, 7.25%, 2/22/10	Baa3/BB	5,612,689
$1,000	International Lease Finance Corp., 4.375%, 11/1/09 (i)	Baa3/BBB+	1,000,000
332	SLM Corp., zero coupon, 3/15/10, FRN	Ba1/BBB-	317,933
Total Corporate Notes (cost-$24,375,322)			24,203,117

U.S. Treasury Bills (h) – 0.2%
715	0.17%-0.26%, 2/25/10-4/22/10 (cost-$714,401)		714,851

U.S. Government Agency Securities (h) – 0.1%
578	Fannie Mae, 0.422%, 8/5/10, FRN (cost-$564,469)	Aaa/AAA	578,305

Repurchase Agreements – 2.1%
5,800	Barclays Capital Inc., dated 10/30/09, 0.08%, due 11/2/09, proceeds $5,800,039; collateralized by Ginnie Mae, 6.00%, due 11/20/38, valued at $5,987,552 including accrued interest		5,800,000
535	State Street Bank & Trust Co., dated 10/30/09, 0.01%, due 11/2/09, proceeds $535,000; collateralized by U.S. Treasury Bills, zero coupon, due 12/10/09, valued at $550,000		535,000
Total Repurchase Agreements (cost-$6,335,000)			6,335,000
Total Short-Term Investments (cost-$31,989,192)			31,831,273

Total Investments before securities sold short (cost-$479,916,508) – 163.4%			502,755,833

10.31.09 | PIMCO Income Opportunity Fund Annual Report 11

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2009

Principal Amount (000)	Credit Rating (Moody’s/S&P)*	Value

SECURITIES SOLD SHORT (e) – (3.1)%

U.S. Government Agency Securities – (3.1)%
$9,000	Ginnie Mae, 6.50%, MBS, TBA (proceeds-$9,554,063)	Aaa/AAA	$(9,566,721)
Total Investments net of securities sold short (cost-$470,362,445) – 160.3%	493,189,112
Other liabilities in excess of other assets – (60.3%)	(185,509,743)
Net Assets—100%	$307,679,369

Notes to Schedule of Investments:
*	Unaudited.
(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $66,337,547, representing 21.6% of net assets.
(b)	Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2009.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after October 31, 2009.
(f)	In default.
(g)	Perpetual maturity. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.
(h)	All or partial amount segregated as collateral for swaps.
(i)	All or partial amount segregated as collateral for reverse repurchase agreements.
(j)	Issuer filed for bankruptcy on November 1, 2009

Glossary:
AUD	-	Australian Dollar
£-	British Pound
CLO	-	Collateralized Loan Obligation
CMO	-	Collateralized Mortgage Obligation
CPI	-	Consumer Price Index
€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on October 31, 2009.
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Securities
MTN	-	Medium Term Note
NR	-	Not Rated
RUB	-	Russian Ruble
TBA	-	To Be Announced
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on October 31, 2009.

12 PIMCO Income Opportunity Fund Annual Report | 10.31.09 See accompanying Notes to Financial Statements.

PIMCO Income Opportunity Fund Statement of Assets and Liabilities October 31, 2009

Assets:
Investments, at value (cost-$479,916,508)	$502,755,833
Cash (including foreign currency of $1,734,842 with a cost of $1,351,921)	1,782,672
Receivable for investments sold	9,554,062
Interest receivable	4,349,899
Swap premiums paid	3,195,000
Unrealized appreciation of swaps	837,677
Unrealized appreciation of forward foreign currency contracts	233,407
Prepaid expenses and other assets	11,364
Total Assets	522,719,914

Liabilities:
Payable for reverse repurchase agreements	112,422,656
Payable for investments purchased	76,248,597
Securities sold short, at value (proceeds of $9,554,063)	9,566,721
Swap premiums received	5,594,632
Unrealized depreciation of swaps	4,322,000
Payable to brokers for collateral	2,690,000
Dividends payable to shareholders	2,544,263
Unrealized depreciation of forward foreign currency contracts	1,137,941
Investment management fees payable	321,362
Interest payable for reverse repurchase agreements	27,073
Payable for terminated swaps	25,399
Accrued expenses and other liabilities	139,901
Total Liabilities	215,040,545
Net Assets	$307,679,369

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share, applicable to 14,374,369 shares issued and outstanding)	$144
Paid-in-capital in excess of par	327,853,722
Dividends in excess of net investment income	(1,992,519)
Accumulated net realized loss	(37,013,363)
Net unrealized appreciation of investments, swaps, securities sold short and foreign currency transactions	18,831,385
Net Assets	$307,679,369
Net Asset Value Per Share	$21.40

See accompanying Notes to Financial Statements. 10.31.09 | PIMCO Income Opportunity Fund Annual Report 13

PIMCO Income Opportunity Fund Statement of Operations Year ended October 31, 2009

Investment Income:
Interest	$33,300,109
Dividends	1,260,878
Facility and other fee income	21,874
Total Investment Income	34,582,861

Expenses:
Investment management fees	3,085,986
Interest expense	907,286
Custodian and accounting agent fees	141,427
Shareholder communications	83,974
Audit and tax services	70,452
New York Stock Exchange listing fees	52,987
Legal fees	39,818
Transfer agent fees	30,735
Trustees’ fees and expenses	27,620
Insurance expense	8,824
Miscellaneous	3,350
Total expenses	4,452,459

Net Investment Income	30,130,402
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(19,931,440)
Swaps	(24,817,366)
Foreign currency transactions	1,790,279
Net change in unrealized appreciation/depreciation of:
Investments	78,228,406
Swaps	18,248,173
Unfunded loan commitments	14,722
Securities sold short	(12,658)
Foreign currency transactions	(2,911,120)
Net realized and change in unrealized gain on investments, swaps unfunded loan commitments, securities sold short and foreign currency transactions	50,608,996
Net Increase in Net Assets Resulting from Investment Operations	$80,739,398

14 PIMCO Income Opportunity Fund Annual Report | 10.31.09 See accompanying Notes to Financial Statements.

PIMCO Income Opportunity Fund Statement of Changes in Net Assets

	Year ended	For the period November 30, 2007* through
	October 31, 2009	October 31, 2008
Investment Operations:
Net investment income	$30,130,402	$20,555,202
Net realized loss on investments, futures contracts, options written, swaps and foreign currency transactions	(42,958,527)	(4,528,880)
Net change in unrealized appreciation/depreciation of investments, swaps, unfunded loan commitments, securities sold short and foreign currency transactions	93,567,523	(74,736,138)
Net increase (decrease) in net assets resulting from investment operations	80,739,398	(58,709,816)
Dividends and Distributions to Shareholders from:
Net investment income	(17,298,778)	(24,978,010)
Return of capital	(12,981,782)	—
Total dividends and distributions to shareholders	(30,280,560)	(24,978,010)
Capital Share Transactions:
Net proceeds from the sale of common stock	—	335,126,213
Offering costs charged to paid-in capital in excess of par	—	(701,835)
Reinvestment of dividends and distributions	4,046,292	2,337,675
Net increase from capital share transactions	4,046,292	336,762,053
Total increase in net assets	54,505,130	253,074,227
Net Assets:
Beginning of period	253,174,239	100,012
End of period (including dividends in excess of net investment income of $(1,992,519) and $(3,484,493), respectively)	$307,679,369	$253,174,239
Shares Issued and Reinvested:
Issued	—	14,036,700
Issued in reinvestment of dividends and distributions	233,499	99,981
Net increase in shares issued and reinvested	233,499	14,136,681

* Commencement of operations

See accompanying Notes to Financial Statements. 10.31.09 | PIMCO Income Opportunity Fund Annual Report 15

PIMCO Income Opportunity Fund Statement of Cash Flows Year ended October 31, 2009

Increase in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from operations	$80,739,398
Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(894,368,433)
Proceeds from sales of long-term investments	974,615,878
Sales of short-term portfolio investments, net	12,280,704
Net change in unrealized appreciation/depreciation of investments, swaps, unfunded loan commitments, securities sold short and foreign currency transactions	(93,567,523)
Net realized loss on investments, swaps and foreign currency transactions	42,958,527
Net amortization on investments	(9,054,208)
Decrease in interest receivable	335,256
Decrease in prepaid expenses and other assets	25,645
Increase in payable to brokers for collateral	1,348,012
Periodic and termination payments of swaps – net	(45,992,996)
Proceeds from foreign currency transactions	2,611,447
Decrease in investment management fees payable	(39,216)
Decrease in interest payable for reverse repurchase agreements	(261,293)
Decrease in accrued expenses and other liabilities	(2,051)
Net cash provided by operating activities	71,629,147

Cash Flows used for Financing Activities:
Decrease in payable for reverse repurchase agreements	(43,577,344)
Cash dividends and distributions paid (excluding reinvestment of dividends and distributions of $4,046,292)	(26,192,939)
Decrease in payable to custodian for cash overdraft	(626,066)
Net cash used for financing activities	(70,396,349)
Net increase in cash	1,232,798
Cash at beginning of year	549,874
Cash at end of year	$1,782,672

The Fund paid $1,168,537 in cash for interest primarily on reverse repurchase agreements.

16 PIMCO Income Opportunity Fund Annual Report | 10.31.09 See accompanying Notes to Financial Statements.

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2009

1. Organization and Significant Accounting Policies

PIMCO Income Opportunity Fund (the “Fund”) was organized as a Massachusetts business trust on September 12, 2007. Prior to commencing operations on November 30, 2007, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, and the sale and issuance of 4,189 shares of beneficial interest at an aggregate price of $100,012 to Allianz Global Investors of America, L.P. (“Allianz Global”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global. Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

The Fund issued 13,000,000 shares of common stock in its initial public offering. An additional 1,036,700 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $701,835 (representing $0.05 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par. The Investment Manager has paid all offering costs (other than the sales load) exceeding $0.05 per share and organizational costs of approximately $25,000.

The Fund’s primary investment objective is to seek current income as a primary focus and also capital appreciation. Under normal market conditions, the Fund will seek to achieve its objective and produce total return for shareholders by investing in a global portfolio of corporate debt, government and sovereign debt, mortgage-backed and other asset-backed securities, bank loans and related instruments, convertible securities and income-producing securities of U.S. and foreign issuers, including emerging market issuers. There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the

10.31.09 | PIMCO Income Opportunity Fund Annual Report 17

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2009

1. Organization and Significant Accounting Policies (continued)

New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•                  Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at October 31, 2009 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/09
Investments in Securities – Assets:
Mortgaged-Backed Securities	–	$167,925,266	–	$167,925,266
Corporate Bonds & Notes:
Airlines	–	11,128,935	$8,058,296	19,187,231
All Other	–	133,828,141	–	133,828,141
U.S. Government Agency Securities	–	91,649,870	–	91,649,870
Asset-Backed Securities	–	34,933,533	–	34,933,533
Convertible Preferred Stock	–	13,050,000	–	13,050,000
Senior Loans	–	4,794,557	–	4,794,557
U.S. Treasury Notes	–	2,663,123	–	2,663,123
Municipal Bonds	–	2,340,400	–	2,340,400
Preferred Stock	$552,439	–	–	552,439
Short-Term Investments	–	31,831,273	–	31,831,273
Total Investments in Securities – Assets	$552,439	$494,145,098	$8,058,296	$502,755,833
Investments in Securities – Liabilities:
U.S. Government Agency Securities	–	$(9,566,721)	–	$(9,566,721)
Other Financial Instruments*	–	$(4,511,707)	$122,850	$(4,388,857)
Total Investments	$552,439	$480,066,670	$8,181,146	$488,800,255

18 PIMCO Income Opportunity Fund Annual Report | 10.31.09

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2009

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended October 31, 2009, was as follows:

	Beginning Balance 10/31/08	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Total Change in Unrealized Appreciation/ Depreciation	Transfers in and/or out of Level 3	Ending Balance 10/31/09
Investments in Securities – Assets:
Corporate Bonds & Notes: Airlines	–	$6,615,733	$79,549	$18,613	$622,287	$722,114	$8,058,296
U.S. Government Agency Securities	$4,868,822	(4,881,723)	(40)	984	11,957	–	–
Total Investments in Securities – Assets	$4,868,822	$1,734,010	$79,509	$19,597	$634,244	$722,114	$8,058,296
Other Financial Instruments*	$(3,405,521)	$2,420,438	–	–	$422,349	$685,584	$122,850
Total Investments	$1,463,301	$4,154,448	$79,509	$19,597	$1,056,593	$1,407,698	$8,181,146

*       Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of investments and other financial instruments, which the Fund held at October 31, 2009, was $601,759 and $422,349, respectively. Realized gain (loss) and change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the senior loan. Commitment fees received by the Fund relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at October 31, 2009. The Fund’s federal tax returns since inception remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends from net investment income and net short-term capital gains (if any) from the sale of portfolio securities and other sources monthly. Distributions of net long-term realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount

10.31.09 | PIMCO Income Opportunity Fund Annual Report 19

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2009

1. Organization and Significant Accounting Policies (continued)

of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Fund purchases assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Fund may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund’s, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be

20 PIMCO Income Opportunity Fund Annual Report | 10.31.09

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2009

1. Organization and Significant Accounting Policies (continued)

restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(k) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may have made it more difficult to determine fair market value. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(l) Short Sales

Short sale transactions involve the Fund selling securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(m) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Interest Expense

Interest expense relates primarily to the Fund’s liability in connection with reverse repurchase agreements. Interest expense is recorded as it is incurred.

(o) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund.

10.31.09 | PIMCO Income Opportunity Fund Annual Report 21

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2009

2. Principal Risk

In the normal course of business, the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The Fund is exposed to various risks such as, but not limited to, interest rate, foreign currency, market price and credit/counterparty risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund may be subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common stock and preferred stock or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund may be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risks by performing reviews of each counterparty. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all

22 PIMCO Income Opportunity Fund Annual Report | 10.31.09

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2009

2. Principal Risk (continued)

outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provision for, initiation, income payments, events of default, and maintenance of collateral.

The credit risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to credit risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. (“LBSF”) filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Fund had derivatives transactions outstanding with LBSF as counterparty at the time LBSF filed for protection. On September 23, 2009, LBSF returned all cash collateral to the Fund and the Fund paid all outstanding liabilities owed to LBSF.

3. Financial Derivative Instruments

Disclosure about derivative instruments and hedging activities require qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of and gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund may sometimes use derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment. Derivative Notional amounts and values as of October 31, 2009, which are disclosed in the accompanying Notes, are indicative of the volume of the Fund’s derivatives activities over the reporting period.

(a) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement or Assets and Liabilities.

10.31.09 | PIMCO Income Opportunity Fund Annual Report 23

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2009

3. Financial Derivative Instruments (continued)

(b) Swap Agreements

Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

24 PIMCO Income Opportunity Fund Annual Report | 10.31.09

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2009

3. Financial Derivative Instruments (continued)

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes (see 5(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2009 for which the Fund is the seller of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

10.31.09 | PIMCO Income Opportunity Fund Annual Report 25

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2009

3. Financial Derivative Instruments (continued)

Fair Value of Derivative Instruments at October 31, 2009

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure.

The effect of derivative instruments on the Fund’s Statement of Assets and Liabilities at October 31, 2009:

Location	Credit Contracts	Foreign Exchange Contracts	Total
Asset Derivatives:
Unrealized appreciation of swaps	$837,677	–	$837,677
Unrealized appreciation of forward foreign currency contracts	–	$233,407	233,407
Total Asset Derivatives	$837,677	$233,407	$1,071,084
Liability Derivatives:
Unrealized depreciation of swaps	$(4,322,000)	–	$(4,322,000)
Unrealized depreciation of forward foreign currency contracts	–	$(1,137,941)	(1,137,941)
Total Liability Derivatives	$(4,322,000)	$(1,137,941)	$(5,459,941)

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended October 31, 2009:

Location	Credit Contracts	Foreign Exchange Contracts	Total
Realized Gain (Loss) on:
Swaps	$(5,912,841)	–	$(5,912,841)
Foreign currency transactions	–	$(1,813,824)	(1,813,824)
Total Realized Gain (Loss)	$(5,912,841)	$(1,813,824)	$(7,726,665)
Net Change in Unrealized Appreciation/Depreciation of:
Swaps	$12,952,414	–	$12,952,414
Foreign currency transactions	–	$(364,377)	(364,377)
Total Net Change in Unrealized Appreciation/Depreciation	$12,952,414	$(364,377)	$12,588,037

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable on a monthly basis, at an annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets means the total assets of the Fund (including any assets attributable to any borrowings that may be outstanding minus accrued liabilities (other than liabilities representing borrowings)).

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

26 PIMCO Income Opportunity Fund Annual Report | 10.31.09

PIMCO Income Opportunity Fund Notes To Financial Statements

October 31, 2009

5. Investments in Securities

Purchases and sales of investments, other than short-term securities and U.S. government obligations for the year ended October 31, 2009, were $315,399,881 and $204,518,066, respectively. Purchases and sales in U.S. Government obligations were $655,117,876 and $773,363,543, respectively.

(a) Credit default swap agreements:

Buy protection swap agreements outstanding at October 31, 2009 (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)*	Termination Date	Payments Paid by Fund	Market Value (5)	Upfront Premiums Paid	Unrealized (Depreciation)
Morgan Stanley:
CIT Group †	$7,100	64.57%	12/20/13	(5.00)%	$2,398,890	$3,195,000	$(796,110)

Sell protection swap agreements outstanding at October 31, 2009 (2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)*	Termination Date	Payments Received by Fund	Market Value (5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Barclays Bank:
Gazprom	$1,250	2.72%	12/20/17	1.90%	$(57,794)	—	$(57,794)
VTB Capital	1,250	3.47%	12/20/17	2.34%	(77,492)	—	(77,492)
Citigroup:
Majapahit Holding	3,000	2.08%	12/20/17	2.65%	122,850	—	122,850
Republic of Indonesia	3,000	2.25%	12/20/17	2.14%	(14,025)	—	(14,025)
SLM	2,500	7.99%	12/20/13	5.00%	(218,936)	(385,000)	166,064
Credit Suisse First Boston:
Home Equity Index A	3,711	97.88%	7/25/45	0.54%	(3,289,776)	(1,614,318)	(1,675,458)
TNK	1,500	3.15%	12/20/17	3.15%	(663)	—	(663)
Deutsche Bank:
CIT Group †	7,000	66.68%	12/20/13	5.00%	(2,381,609)	(1,780,000)	(601,609)
General Electric	2,000	1.93%	12/20/13	4.82%	230,887	—	230,887
Home Equity Index A	279	97.88%	7/25/45	0.54%	(246,720)	(115,507)	(131,213)
SLM	1,400	7.99%	12/20/13	5.00%	(122,604)	(196,000)	73,396
Goldman Sachs:
CIT Group †	2,000	66.68%	12/20/13	5.00%	(680,460)	(480,000)	(200,460)
JPMorgan Chase:
Cemex	2,000	4.39%	12/20/17	1.64%	(262,972)	—	(262,972)
Merrill Lynch & Co.:
Dow Jones CDX HY-9
Index 35-100%	9,627	2.29%	12/20/12	1.44%	(223,589)	—	(223,589)
SLM	7,000	7.99%	12/20/13	5.00%	(613,020)	(857,500)	244,480
Morgan Stanley:
Home Equity Index AAA	2,242	15.61%	7/25/45	0.18%	(446,922)	(166,307)	(280,615)
					$(8,282,845)	$(5,594,632)	$(2,688,213)

*	Unaudited.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or

10.31.09 | PIMCO Income Opportunity Fund Annual Report 27

PIMCO Income Opportunity Fund Notes To Financial Statements

October 31, 2009

5. Investments in Securities (continued)

(ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at October 31, 2009 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Issuer filed for bankruptcy on November 1, 2009.

(b) Forward foreign currency contracts outstanding at October 31, 2009:

	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value October 31, 2009	Unrealized Appreciation (Depreciation)
Purchased:
75,000,000 Russian Ruble settling 11/10/09	Citigroup	$2,507,522	$2,571,070	$63,548
48,567,350 Russian Ruble settling 11/10/09	HSBC Bank USA	1,633,614	1,664,934	31,320
100,000,000 Russian Ruble settling 11/10/09	JPMorgan Chase	3,291,639	3,428,094	136,455
68,899 South African Rand settling 11/18/09	Barclays Bank	7,062	8,778	1,716
68,899 South African Rand settling 2/18/10	Citigroup	8,990	8,629	(361)
Sold:
1,966,000 Australian Dollar settling 11/5/09	Royal Bank of Scotland PLC	1,708,789	1,776,146	(67,357)
1,295,000 British Pound settling 1/27/10	Royal Bank of Scotland PLC	2,116,950	2,133,645	(16,695)
3,702,000 Euro settling 12/8/09	Morgan Stanley	5,408,622	5,461,596	(52,974)
75,000,000 Russian Ruble settling 1/14/10	Citigroup	2,475,247	2,535,805	(60,558)
48,567,350 Russian Ruble settling 1/14/10	HSBC Bank USA	1,611,927	1,642,098	(30,171)
223,567,350 Russian Ruble settling 11/10/09	JPMorgan Chase	6,894,907	7,664,099	(769,192)
100,000,000 Russian Ruble settling 1/14/10	JPMorgan Chase	3,240,441	3,381,074	(140,633)
68,899 South African Rand settling 11/18/09	Citigroup	9,146	8,778	368
				$(904,534)

28 PIMCO Income Opportunity Fund Annual Report | 10.31.09

PIMCO Income Opportunity Fund Notes To Financial Statements

October 31, 2009

5. Investments in Securities (continued)

The Fund received $2,430,000 in cash as collateral for derivative contracts. Cash collateral may be invested in accordance with the Fund’s investment strategy.

(c) Open reverse repurchase agreements at October 31, 2009 were:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.55%	10/19/09	11/19/09	$2,305,114	$2,304,656
Barclays Bank	0.16%	10/30/09	11/12/09	9,174,082	9,174,000
	0.65%	10/5/09	11/9/09	13,678,665	13,672,000
	0.65%	10/14/09	11/13/09	7,978,592	7,976,000
	0.65%	10/15/09	11/16/09	18,309,618	18,304,000
	0.65%	10/19/09	11/19/09	15,159,557	15,156,000
	0.65%	10/27/09	11/30/09	4,805,434	4,805,000
	1.00%	10/15/09	11/16/09	668,315	668,000
Credit Suisse First Boston	0.55%	10/19/09	11/2/09	899,179	899,000
	0.55%	10/21/09	11/20/09	2,337,393	2,337,000
	0.55%	10/26/09	11/25/09	2,797,256	2,797,000
	0.65%	10/5/09	11/2/09	6,983,403	6,980,000
JPMorgan Chase	0.95%	10/30/09	12/3/09	6,162,325	6,162,000
Morgan Stanley	0.95%	10/27/09	11/30/09	21,190,796	21,188,000
					$112,422,656

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 2009 was $58,621,067 at a weighted average interest rate of 1.52%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated as collateral for reverse repurchase agreements) for open reverse repurchase agreements at October 31, 2009 was $125,919,088.

The Fund received $3,955,000 in principal value of U.S. government agency securities and $260,000 in cash as collateral for reverse repurchase agreements. Cash collateral received may be invested in accordance with the Fund’s investment strategy. Collateral received as securities cannot be pledged.

6. Income Tax Information

The tax characters of dividends and distributions paid were:

	Year ended October 31, 2009	Period ended October 31, 2008
Ordinary Income	$17,298,778	$24,978,010
Return of Capital	12,981,782	—

At October 31, 2009, the Fund had no distributable earnings.

For the year ended October 31, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions and paydowns. These adjustments were to increase dividends in excess of net investment income by $11,339,650 and decrease accumulated net realized loss by $11,339,650.

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For year ended October 31, 2009, the Fund received $2,295,198 from swap agreements, which are treated as net realized gain for financial statement purposes and as net income for federal income tax purposes.

At October 31, 2009, the Fund had a capital loss carryforward of $36,467,010 ($5,704,678 of which will expire in 2016 and $30,762,332 of which will expire in 2017) available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

10.31.09 | PIMCO Income Opportunity Fund Annual Report 29

PIMCO Income Opportunity Fund Notes To Financial Statements

October 31, 2009

6. Income Tax Information (continued)

The cost basis of portfolio securities for federal income tax purposes is $479,917,815. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $38,124,725; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $15,286,707; and net unrealized appreciation for federal income tax purposes is $22,838,018. The difference between book and tax appreciation is primarily attributable to wash sales.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

In addition, the Sub-Adviser is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when the Sub-Adviser held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. The Sub-Adviser currently believes that the complaint is without merit and the Sub-Adviser intends to vigorously defend against this action.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

8. Subsequent Events

Fund management has evaluated subsequent events following the year ended October 31, 2009 through December 23, 2009, which is the date the financial statements were issued. The subsequent events were as follows:

On November 2, 2009, a dividend of $0.177 per share was declared to shareholders payable December 1, 2009 to shareholders of record on November 12, 2009.

On December 1, 2009, a dividend of $0.177 per share was declared to shareholders payable December 30, 2009 to shareholders of record on December 11, 2009.

30 PIMCO Income Opportunity Fund Annual Report | 10.31.09

PIMCO Income Opportunity Fund Financial Highlights

For a share of stock outstanding throughout each period

	Year ended October 31, 2009	November 30, 2007* through October 31, 2008

Net asset value, beginning of period	$17.90	$23.88	**
Investment Operations:
Net investment income	2.11	1.46
Net realized and unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments, securities sold short and foreign currency transactions	3.51	(5.62)
Total from investment operations	5.62	(4.16)
Dividends and Distributions to Shareholders from:
Net investment income	(1.21)	(1.77)
Return of capital	(0.91)	–
Total dividends and distributions to shareholders	(2.12)	(1.77)
Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	–	(0.05)
Net asset value, end of period	$21.40	$17.90
Market price, end of period	$21.08	$18.10
Total Investment Return (1)	31.54%	(21.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$307,679	$253,174
Ratio of expenses to average net assets	1.78%	2.29	%(2)(3)
Ratio of expenses to average net assets, excluding interest expense	1.42%	1.45	%(2)(3)
Ratio of net investment income to average net assets	12.04%	7.10	%(3)
Portfolio turnover	292%	221%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(o) in Notes to Financial Statements).
(3)	Annualized

See accompanying Notes to Financial Statements. 10.31.09 | PIMCO Income Opportunity Fund Annual Report 31

PIMCO Income Opportunity Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Income Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Income Opportunity Fund (the “Fund”) at October 31, 2009, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 30, 2007 (commencement of operations) through October 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 23, 2009

32 PIMCO Income Opportunity Fund Annual Report | 10.31.09

PIMCO Income Opportunity Fund Matters Relating to the Trustees’
Consideration of the Investment Management &
Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreements with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met in person on June 16-17, 2009 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2009.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2009, (iv) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

10.31.09 | PIMCO Income Opportunity Fund Annual Report 33

PIMCO Income Opportunity Fund Matters Relating to the Trustees’
Consideration of the Investment Management &
Portfolio Management Agreements (unaudited) (continued)

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Fund compared to its Lipper peer categories. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

The Trustees noted that the expense group for the Fund is small consisting of four funds. The Trustees also noted that the actual management fees and total actual expenses were both worse than the median. The Trustees discussed that the Fund had bottom quintile performance for the one-year period ended March 31, 2009. The Trustees noted that for the three-months ended May 31, 2009, the Fund had top quintile performance and moved up to the third and fourth quintiles for the year-to-date and one-year performance periods, respectively.

At the request of the Trustees, the Investment Manager and Sub-Adviser agreed to provide performance information related to the Fund on a monthly basis.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts to continue to improve the Fund’s investment performance. The Trustees agreed to reassess the services provided by the Investment Manager and Sub-Adviser under the Agreements in light of the Fund’s ongoing performance at each quarterly Board meeting.

Because the Sub-Adviser does not manage any funds or institutional separate accounts with investment strategies similar to the Fund, the Trustees did not consider the management fees charged by the Sub-Adviser to other clients.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability was down from last year and was not excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

34 PIMCO Income Opportunity Fund Annual Report | 10.31.09

PIMCO Income Opportunity Fund Annual Shareholder Meeting Results/Changes to the
Fund’s Investment Policies/Changes to the Fund’s Board
of Trustees (unaudited)

Annual Shareholder Meeting Results:

The Fund held its first annual meeting of shareholders on February 26, 2009. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Election of Robert E. Connor – Class I to serve until 2011	12,596,607	334,968

Election of Hans W. Kertess – Class I to serve until 2012	12,614,757	316,818

Election of William B. Ogden, IV – Class I to serve until 2012	12,596,356	335,219

Election of R. Peter Sullivan, III – Class III to serve until 2011	12,618,069	313,506

Election of Diana L. Taylor – Class II to serve until 2010	12,629,325	302,250

Messrs. Paul Belica and John C. Maney* continue to serve as Trustees of the Fund.

* Interested Trustee

Changes to the Fund’s Investment Policies:

Preferred Stock and Convertible Securities: Conversion to Common Stock — The Fund may invest in preferred stock and convertible securities, and these securities may allow for conversion into common stock. Effective April 6, 2009, the Fund’s investment policies were revised to make explicit that the Fund may hold common stock received from conversion of other portfolio securities, such that common stock may represent up to 20% of the Fund’s total assets. The Board of Trustees formally approved of this policy based on the recommendations of the Investment Manager and Sub-Adviser that having the ability to hold common stock under these circumstances would be in the best interest of the Fund and the Fund’s shareholders. The Sub-Adviser believes it is in the best interests of the Fund to have the flexibility to participate in such conversions and to hold common stock received in such conversions until adequate value can be realized or it otherwise deems it appropriate to dispose of common stock holdings.

Holding common stock involves risks different from or in addition to the risks associated with debt instruments. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates, adverse circumstances involving the credit markets, periods of relative illiquidity, volatility, and perceived or actual instability in the banking and financial service sectors. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Equity securities generally have greater price volatility and usually produce lower yields than bonds and other debt securities.

Effective December 15, 2009, the Fund’s policy limiting its investments in below investment grade securities has been rescinded such that the Fund may now invest without limit in securities that are, at the time of purchase, rated below investment grade or unrated but judged by PIMCO to be of comparable quality, and may invest without limit in securities of any rating. Previously, the Fund could invest without limit in below investment grade securities and up to 15% of its total assets in securities below B. In addition, the Board approved the following revised description of the Fund’s investment program to indicate and clarify that the Fund is not required to invest a “substantial portion” of its assets in (i) securities of non-U.S. issuers or (ii) mortgage-related securities:

Investments in Below Investment Grade Securities — As general matter, the potential opportunities provided by lower quality securities in the high yield spectrum carry with them additional risks. Below investment grade securities are

10.31.09 | PIMCO Income Opportunity Fund Annual Report 35

PIMCO Income Opportunity Fund Annual Shareholder Meeting Results/Changes to the
Fund’s Investment Policies/Changes to the Fund’s Board
of Trustees (unaudited) (continued)

regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” They may involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of a particular security. These risks are generally greater for lower quality securities in the high yield spectrum. This liquidity risk may be heightened for CCC/Caa and below rated securities due to the relatively smaller universe of eligible investors in these securities in comparison to investment grade issues.

Restatement of Investment Program — The Fund seeks to achieve its investment objective and produce total return for shareholders by investing in a portfolio of corporate debt, government and sovereign debt, mortgage-backed and other asset-backed securities, bank loans and related instruments, convertible securities and other income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest without limit in securities of U.S. issuers and without limit in securities of non-U.S./foreign issuers. Among other instruments in which it may focus, the Fund may invest a substantial portion of its assets in a variety of mortgage-related securities issued by government agencies or other governmental entities or by private originators or issuers.

Dynamic Allocation Strategy

On behalf of the Fund, PIMCO employs an active approach to sector rotation among credit markets based on its assessment of relative value and credit trends. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, the Fund has the flexibility to allocate its assets among a broad spectrum of corporate, government and sovereign, mortgage/asset-backed, bank loan, convertible and other income-producing securities of U.S. and foreign (including emerging market) issuers, and PIMCO may choose to focus on particular countries/regions (e.g., U.S. v. foreign), industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within credit sectors draws on PIMCO’s regional and sector specialist expertise. PIMCO will employ a disciplined credit approach which is driven by fundamental, independent research, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

Portfolio Management Strategies

In selecting investments for the Fund, PIMCO utilizes strategies which focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research, driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure, as well as its outlook for particular countries/regions, industries, sectors and the U.S. and global economies and bond markets generally. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, PIMCO’s forecast for interest rates and other economic factors.

Changes to the Fund’s Board of Trustees:

On September 10, 2009, Diana L. Taylor resigned as Trustee of the Fund.

On December 14, 2009, the Fund’s Board of Trustees appointed James A. Jacobson as a Trustee.

36 PIMCO Income Opportunity Fund Annual Report | 10.31.09

PIMCO Income Opportunity Fund Privacy Policy/Proxy Voting
Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Fund, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases, you will be clients of the third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard your non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

10.31.09 | PIMCO Income Opportunity Fund Annual Report 37

PIMCO Income Opportunity Fund Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PNC Global Investment Servicing, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

38 PIMCO Income Opportunity Fund Annual Report | 10.31.09

PIMCO Income Opportunity Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2007

Term of office: Expected to stand for re-election at
2011 annual meeting of shareholders.

Trustee/Director of 49 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2007

Term of office: Expected to stand for re-election at
2012 annual meeting of shareholders.

Trustee/Director of 49 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2007

Term of office: Expected to stand for re-election at

2010 annual meeting of shareholders.

Trustee/Director of 49 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

James A. Jacobson
Date of Birth: 2/3/45
Trustee since: 2009

Term of office: Expected to stand for election at

2010 annual meeting of shareholders.

Trustee/Director of 44 funds in Fund Complex

Trustee/Director of Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists LLC, specialist firm on the New York Stock Exchange.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2007

Term of office: Expected to stand for election at

2012 annual meeting of shareholders.

Trustee/Director of 49 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2007

Term of office: Expected to stand for re-election at

2010 annual meeting of shareholders.

Trustee/Director of 49 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

10.31.09 | PIMCO Income Opportunity Fund Annual Report 39

PIMCO Income Opportunity Fund Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

John C. Maney†
Date of Birth: 8/3/59
Trustee since: 2007

Term of office: Expected to stand for re-election at

2012 annual meeting of shareholders.

Trustee/Director of 78 Funds in Fund Complex
Trustee/Director of No Funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors L.P. since November 2006. Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc.

†

Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc., Oppenheimer Group, Inc. and PFP Holdings, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member—Board of Directors of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; and Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC.

Further information about certain of the Fund’s Trustees is available in the Fund’s Statements of Additional Information, dated November 27, 2007, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 254-5197.

40 PIMCO Income Opportunity Fund Annual Report | 10.31.09

PIMCO Income Opportunity Fund Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2007

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 6 funds in the Fund Complex, 2002-2008.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2007

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2007

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex. Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC, 1991-2004.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2002-2005.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 78 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2007

Senior Vice President and Group Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., 2002-2004.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2007

Assistant Secretary of 78 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley, 2004-2005; Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.), 1996-2004.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2007	Assistant Secretary of 78 funds in the Fund Complex and The Korea Fund, Inc.; Formerly Research Assistant, Dechert LLP, 2004-2005; Research Assistant, Swidler Berlin Shereff Friedman LLP, 2002-2004.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

10.31.09 | PIMCO Income Opportunity Fund Annual Report 41

Board of Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Robert E. Connor	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
R. Peter Sullivan III	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Income Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On March 9, 2009, the Fund submitted CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

ITEM 2. CODE OF ETHICS

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)   During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)   During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)     Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $55,000 in 2008 (October 31, 2008 was the Registrant’s initial fiscal year) and $55,000 in 2009.

b)    Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2008 (October 31, 2008 was the Registrant’s initial fiscal year) and $0 in 2009.

c)     Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $15,425 in 2008 (October 31, 2008 was the Registrant’s initial fiscal year) and $14,175 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)    All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)     1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Income Opportunity Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)   The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)   Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)   Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)   2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)    Not applicable

g)   Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2008 Reporting Period was $3,925,147 (October 31, 2008 was the Registrant’s initial fiscal year) and the 2009 Reporting Period was $4,266,724.

h)   Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III, William B. Ogden, IV and James A. Jacobson.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO INCOME OPPORTUNITY FUND

(the “Trust”)

PROXY VOTING POLICY

1.             It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.             The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policy of PIMCO, the Trust’s current sub-adviser, is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.             The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.             AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.             The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.             This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of the Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Trust’s sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.             It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.             AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.             The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.             AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.             The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.             This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of January 5, 2010, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Income Opportunity Fund (“PKO” or the “Fund”):

Dan Ivascyn

Mr. Ivascyn has been the portfolio manager since November 2007.  Mr. Ivascyn is a managing director and portfolio manager of PIMCO in the Newport Beach office on the mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns. He has 18 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business. He received his undergraduate degree from Occidental College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of October 31, 2009, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
Dan Ivascyn	PKO	6	2,959	8	4,361.78	*	10	27,764.72

*Of these other Pooled Investment Vehicles, 3 accounts totaling $1.328.19 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of October 31, 2009, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•      3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•      Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•     Amount and nature of assets managed by the portfolio manager;

•      Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•      Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•     Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•     Contributions to asset retention, gathering and client satisfaction;

•     Contributions to mentoring, coaching and/or supervising; and

•     Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of October 31, 2009.

PIMCO Income Opportunity Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dan Ivascyn	$500,001 - $1,000,000

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES               None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Income Opportunity Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	January 5, 2010

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	January 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	January 5, 2010

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	January 5, 2010